                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  January 3, 1997


                             RALCORP HOLDINGS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



      Missouri                  1-12766                 43-1664297
  (State or other             (Commission            (I.R.S. Employer
  Jurisdiction of             File Number)          Identification No.)
   Incorporation)

      800 Market Street, Suite 2900
              St. Louis, MO                            63101
 (Address of principal executive offices)           (Zip Code)

                                 (314) 877-7000
              (Registrant's telephone number, including area code)

ITEM 2.  ACQUISITIONS OR DISPOSITION OF ASSETS

SUMMARY

On January 3, 1997 the Registrant, Ralcorp Holdings, Inc. ("Ralcorp") issued a press release (the "Press Release") announcing that at the close of business on January 3, 1997, Ralston Foods, Inc. ("Foods"), a wholly owned subsidiary of Ralcorp, consummated the sale of Ralston Resorts, Inc. ("Resorts") to Vail Resorts, Inc. ("Vail") in exchange for Vail common stock and the assumption by Vail of Resorts' debt. Foods, Resorts and Vail originally entered into a Stock Purchase Agreement related to the sale of Resorts on July 22, 1996 (the "Stock Purchase Agreement").

MANNER AND BACKGROUND OF SALE

The sale of Resorts was effectuated by Vail purchasing all of Resorts stock in exchange for 3,777,203 shares of Vail Common Stock, $.01 par value ("Vail Stock") and the assumption of $165 million in Resorts' debt. Foods is the owner of the Vail Stock and entered into a Shareholder Agreement (the "Shareholder Agreement") governing Foods' ability to sell and vote the Vail Stock. The Shareholder Agreement is filed herewith as Exhibit 10.4. As a result of the sale, Foods owns approximately 24% of Vail's outstanding stock.

On May 8, 1996, Ralcorp retained Salomon Brothers investment banking firm to advise the Company with respect to various strategic options related to Resorts. During their review, Ralcorp received several unsolicited bids for the purchase of Resorts. Vail was one of the entities providing a bid and its bid was the highest and within the range identified by Salomon Brothers as being fair from a financial standpoint. Preliminary negotiations with Vail yielded a refined bid that Salomon Brothers valued in excess of $310 million and that included a structure minimizing adverse tax consequences to Ralcorp.
On May 16, 1996, in exchange for the refined bid, Ralcorp agreed to exclusively negotiate with Vail towards a definitive agreement and to allow Vail to complete its due diligence review of Resorts. The exclusivity provision terminated on June 30, 1996, but was extended on July 10, 1996 until July 17, 1996. On July 22, 1996, Salomon Brothers delivered a written fairness opinion to Ralcorp's Board of Directors in which Salomon Brothers opined that the agreement to sell Resorts for at least 3,777,203 shares of Vail Stock, the assumption of $165 million of Resorts' indebtedness and the reimbursement to Foods in additional Vail Stock for investments by Foods in Resorts' operations for the period between August 1, 1996 and the closing date of transaction was fair from a financial standpoint. After reviewing the opinion and discussing the proposed sale with management, the Ralcorp Board of Directors authorized the Company to enter into a definitive agreement for the sale of Resorts on the foregoing terms. As indicated above, the sale was completed on January 3, 1997.

BUSINESS DIVESTED

Resorts is comprised of the Keystone, Arapahoe Basin and Breckenridge ski resorts located in Summit County, Colorado. Sales and operating profit for Resorts for fiscal year 1996 were $135.4 million and $23.0 million, respectively. Total skier visits for the year were 2.7 million. Operating results for Resorts were highly seasonal and weather dependent.

EXHIBITS

The Stock Purchase Agreement and amendments thereto, the Shareholder Agreement and the Press Release are attached to this Form 8-K as exhibits and are incorporated herein by reference in their entirety.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


(a) Financial statements of business acquired - not applicable.


(b) Pro Forma Financial Information.


 Unaudited Pro Forma Combined Financial Information.................... Page 3
 Pro Forma Combined Statement of Earnings,
 Year Ended September 30, 1996......................................... Page 4
 Pro Forma Combined Balance Sheet at September 30, 1996................ Page 5
 Notes to Unaudited Pro Forma Combined Financial Information........... Page 6

                            RALCORP HOLDINGS, INC.
               UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

The pro forma combined statement of earnings for the year ended September 30, 1996 presents the combined results of Ralcorp's operations assuming that the sale of the Resort Operations segment and the announced but not yet completed sale of the branded cereal and snack businesses (the "Branded Business") to General Mills had occurred as of October 1, 1995. This statement of earnings has been prepared by adjusting the historical statement of earnings for the effect of costs and expenses and the recapitalization which might have occurred had the sales of the Branded Business and Resort Operations occurred on October 1, 1995.

The pro forma combined balance sheet at September 30, 1996 presents the combined financial position of Ralcorp assuming the sales of the Branded Business and Resort Operations had occurred at that date. This balance sheet data has been prepared by adjusting the historical balance sheet for the effect of assets, liabilities and recapitalization which might have occurred had the sales of the Branded Business and Resort Operations occurred on September 30, 1996.

The "Branded Business" and "Resort Operations" columns in the pro forma combined statement of earnings represent the combined historical results of operations of the Branded Business and the Resort Operations, respectively.
The "Branded Business" column in the pro forma combined balance sheet at September 30, 1996 represents the specific assets and liabilities of the Branded Business that will be acquired by General Mills once the transaction has been effected. The "Resort Operations" column in the pro forma combined balance at September 30, 1996 represents the combined financial position of the Resort Operations at September 30, 1996.

Pro forma financial information on the Branded Business is presented because the Company anticipates selling the Branded Business on or about January 31, 1997. As part of the sale, the Company will spin off its remaining businesses to shareholders through a distribution of shares of New Ralcorp Holdings, Inc. ("New Ralcorp") to shareholders of record of Ralcorp on the closing date of the sale. The sale of the Branded Business and related spin off are described in greater detail in the Information Statement of New Ralcorp dated December 27, 1996 and first mailed to the Company's shareholders on that date. If you would like a copy of the Information Statement please contact the Company and a copy will be sent to you free of charge.

                            RALCORP HOLDINGS, INC.

                    PRO FORMA COMBINED STATEMENT OF EARNINGS
                      (IN MILLIONS EXCEPT PER SHARE DATA)
                         YEAR ENDED SEPTEMBER 30, 1996

                                                                                                    RESORT
                                               BRANDED BUSINESS                                   OPERATIONS
                                                 DISPOSITION                                     DISPOSITION
                                                 ADJUSTMENTS         RALCORP                     ADJUSTMENTS          RALCORP
                       RALCORP     BRANDED     ----------------    WITH RESORT     RESORT      ----------------    WITHOUT RESORT
                      HISTORICAL   BUSINESS    DEBIT     CREDIT    OPERATIONS    OPERATIONS    DEBIT     CREDIT      OPERATIONS
                      ----------   --------    -----     ------    -----------   ----------    -----     ------    --------------
Net sales...........   $ 1,027.4   $ (386.7)   $  --     $   --      $ 640.7      $ (135.4)    $ --       $ --        $  505.3
                        --------    -------    -----      -----      -------       -------     ----       ----        --------
Costs and expenses:
  Cost of products
    sold............       536.8     (114.1)     5.7(a)                428.4         (91.7)                              336.7
  Selling, general
    and
    administrative...      177.6      (52.5)    15.3(a)                140.4         (14.6)                              125.8
  Advertising and
    promotion.......       233.3     (162.5)                            70.8          (6.1)                               64.7
  Equity earnings in
    Vail Resorts....                                                                                       4.5(b)         (4.5)
  Interest..........        26.8       (4.2)               11.1(c)      11.5         (10.5)                                1.0
  Nonrecurring
    charges.........       109.5                                       109.5                                             109.5
  Restructuring
    charge..........        16.5       (2.5)      --         --         14.0            --       --         --            14.0
                        --------    -------    -----      -----      -------       -------     ----       ----        --------
                         1,100.5     (335.8)    21.0       11.1        774.6        (122.9)      --        4.5           647.2
                        --------    -------    -----      -----      -------       -------     ----       ----        --------
(Loss) earnings
  before income
  taxes.............       (73.1)     (50.9)    21.0       11.1       (133.9)        (12.5)                4.5          (141.9)
Income taxes........       (26.3)     (19.3)      --        3.8(d)     (49.4)         (5.3)     1.7 (d)     --           (53.0)
                        --------    -------    -----      -----      -------       -------     ----       ----        --------
Net (loss)
  earnings..........   $   (46.8)  $  (31.6)   $21.0     $ 14.9      $ (84.5)     $   (7.2)    $1.7       $4.5        $  (88.9)
                        ========    =======    =====      =====      =======       =======     ====       ====        ========
(Loss) earnings per
  common share(e)...   $   (1.42)                                    $ (2.56)                                         $  (2.69)
                        ========                                     =======                                          ========
Outstanding shares
  of common
  stock(e)..........        33.0                                        33.0                                              33.0
                        ========                                     =======                                          ========

                            RALCORP HOLDINGS, INC.

                        PRO FORMA COMBINED BALANCE SHEET
                          (IN MILLIONS EXCEPT SHARES)
                               SEPTEMBER 30, 1996

                                                                                                          RESORT
                                                     BRANDED BUSINESS                                   OPERATIONS
                                                       DISPOSITION           RALCORP                   DISPOSITION      RALCORP
                                                       ADJUSTMENTS             WITH                    ADJUSTMENTS      WITHOUT
                             RALCORP    BRANDED     ------------------        RESORT       RESORT     --------------     RESORT
                            HISTORICAL  BUSINESS    DEBIT       CREDIT      OPERATIONS   OPERATIONS   DEBIT   CREDIT   OPERATIONS
                            ----------  --------    ------      ------      ----------   ----------   -----   ------   ----------
ASSETS
Current assets:
  Cash.....................   $   --     $   --     $ 13.6(f)   $ 13.6(g)     $   --      $     --    $ --     $--       $   --
  Receivables, less
    allowance for doubtful
    accounts...............     75.5                                            75.5          (6.3)                        69.2
  Inventories..............    103.3      (24.2)                                79.1          (3.8)                        75.3
  Prepaid expenses.........     14.2         --         --         0.7(h)       13.5          (0.8)     --      --         12.7
                              ------     ------     ------      ------        ------       -------    -----    ---       ------
      Total current
        assets.............    193.0      (24.2)      13.6        14.3         168.1         (10.9)                       157.2
Equity investment in Vail
  Resorts..................                                                                           41.8 (i)             41.8
Deferred income taxes......     23.4                   2.8(h)                   26.2          12.3                         38.5
Investments and other
  assets...................     88.1         --         --          --          88.1         (77.9)     --      --         10.2
                              ------     ------     ------      ------        ------       -------    -----    ---       ------
Property at cost...........    537.0      (85.7)                               451.3        (218.9)                       232.4
      Accumulated
        depreciation.......    214.4      (48.4)        --          --         166.0         (71.5)     --      --         94.5
                              ------     ------     ------      ------        ------       -------    -----    ---       ------
                               322.6      (37.3)        --          --         285.3        (147.4)     --      --        137.9
                              ------     ------     ------      ------        ------       -------    -----    ---       ------
      Total assets.........   $627.1     $(61.5)    $ 16.4      $ 14.3        $567.7      $ (223.9)   $41.8    $--       $385.6
                              ======     ======     ======      ======        ======       =======    =====    ===       ======
LIABILITIES AND
  SHAREHOLDERS' EQUITY
Current liabilities:
  Current maturities of
    long-term debt.........   $  1.8     $   --     $   --      $   --        $  1.8      $   (1.8)   $ --     $--       $   --
  Accounts payable and
    accrued liabilities....    100.6      (10.6)        --          --          90.0         (15.1)     --      --         74.9
                              ------     ------     ------      ------        ------       -------    -----    ---       ------
      Total current
        liabilities........    102.4      (10.6)                                91.8         (16.9)                        74.9
Long-term debt.............    376.6                 227.0(j)     13.6(f)      163.2        (163.2)
Other liabilities..........     40.7       (4.9)                                35.8          (2.0)                        33.8
Commitments and
  contingencies............
General Mills common
  stock....................                          343.0(j)    343.0(k)
Equity:
  Shareholders' equity:
    Common stock -- $.01
      par value, issued
      shares 33,924,848,
      outstanding shares
      32,916,916...........      0.3                                             0.3                                        0.3
    Capital in excess of
      par value............    130.9                  22.7(l)                  108.2                                      108.2
    Retained (deficit)
      earnings.............     (0.2)                  4.7(g)    516.3(j)      168.4                                      168.4
                                                     343.0(k)
Common stock in treasury,
  at cost -- 1,007,932
  shares...................    (22.7)                             22.7(l)
Unearned portion of
  restricted stock
  awards...................     (0.9)        --         --         0.9(m)         --            --      --      --           --
                              ------     ------     ------      ------        ------       -------    -----    ---       ------
      Total shareholders'
        equity.............    107.4         --      370.4       539.9         276.9            --      --      --        276.9
                              ------     ------     ------      ------        ------       -------    -----    ---       ------
      Total liabilities and
        shareholders'
        equity.............   $627.1     $(15.5)    $940.4      $896.5        $567.7      $ (182.1)   $ --     $--       $385.6
                              ======     ======     ======      ======        ======       =======    =====    ===       ======

                            RALCORP HOLDINGS, INC.

               UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

    (a) To reflect the fixed costs (i.e., fixed manufacturing, information systems, general administrative and corporate overhead) included in the combined historical results of operations of the Branded Business that will be absorbed by New Ralcorp upon completion of the sale of the Branded Business.
    (b) To reflect Ralcorp's equity earnings in Vail Resorts. The equity earnings include $1.9 million of amortization income. The amortization income is the result of the basis difference between the net book value of the Resort Operations' net assets contributed to Vail Resorts and Ralcorp's 22% equity interest in Vail Resorts' net assets. This basis difference is being amortized ratably over 20 years.
    (c) To reduce interest expense due to General Mills assuming $227.0 million of Ralcorp debt upon completion of the sale of the Branded Business. Residual interest expense shown of $1.0 million is related to estimated revolving credit facility debt needed to finance working capital.
    (d) To reflect the tax effect of the pro forma adjustments shown at an effective rate of 38%.
    (e) The weighted average number of shares used to compute Ralcorp earnings per share is based on the weighted average number of Ralcorp common shares outstanding during fiscal year 1996.
    (f) To record $13.6 million of new indebtedness to be incurred by Ralcorp immediately prior to the merger and to be assumed by General Mills as a result of the merger. Cash proceeds from this debt will be primarily used for the settlement of transaction expenses described in footnote (g).
    (g) Adjustment to reflect payment of transaction expenses. Expenses incurred in connection with the dispositions are estimated at approximately $13.6 million, consisting of payments for legal, accounting and investment banking fees, redemption of common stock purchase rights, accelerated vesting and cash settlement of stock options and the net assets adjustment. Payments estimated at $4.7 million for the accelerated vesting and cash settlement of stock options will not be recorded as a reduction to the gain described in footnote (j).
    (h) To reflect the write off of the current and deferred tax assets and liabilities associated with the specific assets and liabilities of the Branded Business that will be acquired by General Mills once the distribution has been effected.
    (i) To record Ralcorp's equity investment in Vail Resorts, which represents the book value of the net assets contributed to Vail Resorts, as presented in the "Resorts Operations" column of the pro forma combined balance sheet. Due to the structure of the transaction, it is accounted for as a non-monetary exchange. Accordingly, no gain or loss on sale will be recorded by Ralcorp.
    (j) To record the disposition of the Branded Business and the related gain on sale. Proceeds of $570 million are comprised of approximately $343.0 million of General Mills common stock, received by Ralcorp shareholders, and the assumption of approximately $227.0 million in debt and accrued interest by General Mills. Following is the calculation of the gain on sale to be recorded by Ralcorp:

                   Proceeds.......................................................   570.0
                   Net assets of Branded Business.................................   (46.0)(n)
                   Current deferred tax assets....................................    (0.7)(h)
                   Deferred tax liabilities.......................................     2.8(h)
                   Transaction expenses...........................................   (13.6)(g)
                   Cash settlement of stock options...............................     4.7(g)
                   Accelerated amortization of restricted stock awards............    (0.9)(m)
                                                                                     -----
                       Gain on sale...............................................   516.3(j)
                                                                                     =====

    (k) To reflect the deemed distribution of approximately $343.0 million of the proceeds from the sale of the Branded Business. These proceeds are in the form of General Mills common stock distributed by General Mills directly to Ralcorp shareholders in the merger.
    (l)  To retire treasury stock outstanding as of the merger date.
    (m) To record the accelerated amortization of restricted stock awards.
    (n) Amount represents the specific net assets of the Branded Business, which are reflected in the "Branded Business" column of the pro forma combined balance sheet, that will be acquired by General Mills once the distribution has been effected. While General Mills will acquire all the operations of the Branded Business, certain assets and liabilities reflected in the historical balance sheet of the Branded Business will not be transferred to General Mills and, therefore, the amounts reflected in the "Branded Business" column of the pro forma combined balance sheet vary from the amounts shown in the Branded Business historical balance sheet that is set forth in the Proxy Statement-Prospectus that was mailed to Ralcorp shareholders with this Information Statement. The most significant differences are (i) the elimination of historical receivables associated with the Branded Business, which are being retained by New Ralcorp because it is impracticable to separate the Branded Business receivables from the receivables associated with Ralcorp's remaining private label foods businesses, and (ii) the elimination of fixed assets associated with manufacturing plants (other than Ralcorp's Cincinnati plant, which will be transferred to General Mills) that historically have produced both Branded Business products and private label products, and that will be retained by New Ralcorp. In addition, a portion of Ralcorp's long-term debt was allocated to the Branded Business for purposes of the historical balance sheet, but is not reflected under the column "Branded Business" because the transfer of Ralcorp debt is separately reflected under the column "Branded Business Disposition Adjustments."

(c) Exhibits.  The following exhibits are filed with this report of Form 8-K.

    * 10.1 The Stock Purchase Agreement By and Among Vail Resorts,
           Inc., Ralston Foods, Inc. and Ralston Resorts, Inc. dated July 22, 1996 (filed as Exhibit 10.3 to the Company's Form 10-Q for the period ending June 30, 1996).

    * 10.2 First Amendment to Stock Purchase Agreement By and Among
           Vail Resorts, Inc. and Ralston Foods, Inc. and Ralston Resorts, Inc., dated July 22, 1996 (filed as Exhibit 10.25 to the Company's Form 10-K for the period ending September 30, 1996).

      10.3 Second Amendment to Stock Purchase Agreement By and Among
           Vail Resorts, Inc. and Ralston Foods, Inc. and Ralston Resorts, Inc., dated July 22, 1996.

      10.4 Shareholder Agreement Among Vail Resorts, Inc., Ralston
           Resorts, Inc. and Apollo Ski Partners, L.P. dated January 3, 1997.

      99.1 Press Release dated January 3, 1997.



    *  incorporated by reference.





                                           SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                           RALCORP HOLDINGS, INC.
                                           (Registrant)


Date:  January 21, 1997                    By:  /s/ Joe R. Micheletto
                                                -------------------------
                                                Joe R. Micheletto
                                                Chief Executive Officer
                                                and President